SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

                Pursuant to Sec. 13 or 15(d) of the Securities
                              Exchange Act of 1934



       Date of Report (Date of earliest event reported):  May 28, 2002


     GS MORTGAGE SECURITIES CORP (as Depositor under the Trust Agreement, dated as of April 1, 2002 providing for the issuance of GSR Mortgage Loan Trust 2002-2 Mortgage Pass-Through Certificates, Series 2002-2)


                          GS MORTGAGE SECURITIES CORP
             (Exact name of registrant as specified in its charter)


           Delaware                333-68812                  13-6357101
(State or other jurisdiction     (Commission File Number)    (IRS Employer
of incorporation or organization)                           Identification No.)

                               85 Broad Street
                               New York, NY 10004
                    (Address of principal executive offices)


Registrant's telephone number, including area code : (212) 902-1000
                                       N/A
         (Former name or former address, if changed since last report.)

Item 5.   Other Events.

     This report and the attached exhibit is being filed with respect to the Registrant's GSR Mortgage Loan Trust 2002-2 Mortgage Pass-through Certificates, Series 2002-2 (the "Certificates") pursuant to "no-action" positions taken by the Securities and Exchange Commission with respect to alternative means of satisfying the Registrant's reporting obligations under the Securities Exchange Act of 1934, as amended. The Certificates were issued, and this report and exhibit is being filed, pursuant to the terms of the Trust Agreement, dated as of April 1, 2002 among GS Mortgage Securities Corporation, as depositor, and JPMorgan Chase Bank, as Trustee.

     On May 28, 2002 distributions were made to the Certificateholders. Specific information with respect to the distributions is filed as Exhibit 99.1. No other reportable transactions or matters have occurred during the current reporting period.

Item 7. Financial Statements and Exhibits.

           (a) Not applicable

           (b) Not applicable

           (c) The following exhibit is filed as part of this report:

               Statement to Certificateholders on May 28, 2002 is filed as
               Exhibit 99.1 hereto.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                   JPMORGAN CHASE BANK, not in its individual capacity but solely as Trustee under the Agreement referred to herein




Date: September 12, 2002        By: /s/ Mark W. McDermott
                                  --------------------------------------------
                                  Mark W. McDermott
                                  Assistant Vice President

INDEX TO EXHIBITS


      Exhibit
      Number             Description of Exhibits

        99.1             Monthly Certificateholder Statement on
                         May 28, 2002

                                  Exhibit 99.1

             Monthly Certificateholder Statement on May 28, 2002


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

                                            GSR MORTGAGE LOAN TRUST 2002-2
                                            STATEMENT TO CERTIFICATEHOLDERS
                                                    May 28, 2002
-----------------------------------------------------------------------------------------------------------------------------------
                                  DISTRIBUTION IN DOLLARS
-----------------------------------------------------------------------------------------------------------------------------------
              Original     Beginning                                                                                  Ending
                Face       Principal                                                       Realized      Deferred    Principal
Class          Value       Balance          Principal      Interest       Total            Losses        Interest     Balance
-----------------------------------------------------------------------------------------------------------------------------------
A1A       141,700,000.00    141,700,000.00   51,315,164.06      322,485.58   51,637,649.64    0.00       0.00       90,384,835.94
A1B       196,500,000.00    196,500,000.00            0.00      597,196.25      597,196.25    0.00       0.00      196,500,000.00
A1C       432,000,000.00    432,000,000.00            0.00    1,976,760.00    1,976,760.00    0.00       0.00      432,000,000.00
A1D       176,777,000.00    176,777,000.00            0.00      886,242.03      886,242.03    0.00       0.00      176,777,000.00
A2        130,952,000.00    130,952,000.00   12,858,977.15      689,898.79   13,548,875.94    0.00       0.00      118,093,022.85
B1          9,924,000.00      9,924,000.00       10,904.58       56,822.56       67,727.14    0.00       0.00        9,913,095.42
B2          6,065,000.00      6,065,000.00        6,664.28       34,726.81       41,391.09    0.00       0.00        6,058,335.72
B3          4,411,000.00      4,411,000.00        4,846.85       25,256.38       30,103.23    0.00       0.00        4,406,153.15
B4          1,103,000.00      1,103,000.00        1,211.99        6,315.53        7,527.52    0.00       0.00        1,101,788.01
B5          1,103,000.00      1,103,000.00        1,211.99        6,315.53        7,527.52    0.00       0.00        1,101,788.01
B6          2,206,760.00      2,206,760.00        2,424.81       12,635.40       15,060.21    0.00       0.00        2,204,335.19
R1                100.00            100.00          100.00            0.56          100.56    0.00       0.00                0.00
R2                100.00            100.00          100.00            0.56          100.56    0.00       0.00                0.00
R3                100.00            100.00          100.00            0.56          100.56    0.00       0.00                0.00
TOTALS  1,102,742,060.00  1,102,742,060.00   64,201,705.71    4,614,656.54   68,816,362.25    0.00       0.00    1,038,540,354.29

X1        946,977,000.00    946,977,000.00            0.00    1,564,936.86    1,564,936.86    0.00       0.00      895,661,835.94
X2        130,952,000.00    130,952,000.00            0.00      134,442.31      134,442.31    0.00       0.00      118,093,022.85
---------------------------------------------------------------------------------------------------    ---------------------------

---------------------------------------------------------------------------------------------------    ---------------------------
Factor Information Per $1,000 of Original Face                                                              Pass-through Rates
---------------------------------------------------------------------------------------------------    ---------------------------
                                                                                                                    Current
                         Beginning                                                   Ending             Class      Pass-thru
Class     cusip         Principal       Principal       Interest       Total        Principal                      Rate (%)
---------------------------------------------------------------------------------------------------    ---------------------------
A1A      36229RBH1   1,000.00000000      362.13947819    2.27583331      364.41531150     637.86052181     A1A       2.731000 %
A1B      36229RBJ7   1,000.00000000        0.00000000    3.03916667        3.03916667   1,000.00000000     A1B       3.647000 %
A1C      36229RBK4   1,000.00000000        0.00000000    4.57583333        4.57583333   1,000.00000000     A1C       5.491000 %
A1D      36229RBL2   1,000.00000000        0.00000000    5.01333335        5.01333335   1,000.00000000     A1D       6.016000 %
A2       36229RBM0   1,000.00000000       98.19611117    5.26833336      103.46444453     901.80388883     A2        6.322000 %
B1       36229RBQ1   1,000.00000000        1.09880895    5.72577187        6.82458081     998.90119105     B1        6.870926 %
B2       36229RBR9   1,000.00000000        1.09880956    5.72577246        6.82458203     998.90119044     B2        6.870926 %
B3       36229RBS7   1,000.00000000        1.09880979    5.72577193        6.82458173     998.90119021     B3        6.870926 %
B4       36229RBW8   1,000.00000000        1.09881233    5.72577516        6.82458749     998.90118767     B4        6.870926 %
B5       36229RBX6   1,000.00000000        1.09881233    5.72577516        6.82458749     998.90118767     B5        6.870926 %
B6       36229RBY4   1,000.00000000        1.09881002    5.72576991        6.82457993     998.90118998     B6        6.870926 %
R1       36229RBT5   1,000.00000000    1,000.00000000    5.60000000    1,005.60000000       0.00000000     R1        6.776453 %
R2       36229RBU2   1,000.00000000    1,000.00000000    5.60000000    1,005.60000000       0.00000000     R2        6.776453 %
R3       36229RBV0   1,000.00000000    1,000.00000000    5.60000000    1,005.60000000       0.00000000     R3        6.776453 %
TOTALS               1,000.00000000       58.22005711    4.18471074       62.40476785     941.77994289

X1       36229RBN8   1,000.00000000        0.00000000    1.65256058        1.65256058     945.81160465     X1        1.983073 %
X2       36229RBP3   1,000.00000000        0.00000000    1.02665335        1.02665335     901.80388883     X2        1.231984 %
----------------------------------------------------------------------------------------------------    ---------------------------

If there are any questions or comments, please contact the Relationship Manager listed below.

                     --------------------------------------
                                 Belen Bautista
               JPMorgan Chase Bank - Structured Finance Services
                          450 West 33rd St, 14th Floor
                            New York, New York 10001
                     ---------------------------------------

 Sec. 4.01(b)    Aggregate Schedule Principal Balance of Each Pool of Mortgage Loans
                                        Pool 1 Mortgage Loans                                                  917,435,057.19
                                        Pool 2 Mortgage Loans                                                  121,105,297.94
Sec. 4.01(c)    Available Distribution                                                                          70,515,741.41
                                        Principal Distribution Amount                                            1,211,708.49
                                        Principal Prepayment Amount                                             62,989,997.20

Sec. 4.01(e)    Principal Prepayments
                                        Class A1a
                                                              Payoffs in Full                                   49,148,588.74
                                                              Partial Principal Prepayments                      1,094,949.91
                                                              Liquidation Proceeds                                       0.00
                                                              Condemnation Proceeds                                      0.00
                                                              Insurance Proceeds                                         0.00
                                                              Repurchased Principal                                      0.00
                                        Class A1b
                                                              Payoffs in Full                                            0.00
                                                              Partial Principal Prepayments                              0.00
                                                              Liquidation Proceeds                                       0.00
                                                              Condemnation Proceeds                                      0.00
                                                              Insurance Proceeds                                         0.00
                                                              Repurchased Principal                                      0.00
                                        Class A1c
                                                              Payoffs in Full                                            0.00
                                                              Partial Principal Prepayments                              0.00
                                                              Liquidation Proceeds                                       0.00
                                                              Condemnation Proceeds                                      0.00
                                                              Insurance Proceeds                                         0.00
                                                              Repurchased Principal                                      0.00
                                        Class A1d
                                                              Payoffs in Full                                            0.00
                                                              Partial Principal Prepayments                              0.00
                                                              Liquidation Proceeds                                       0.00
                                                              Condemnation Proceeds                                      0.00
                                                              Insurance Proceeds                                         0.00
                                                              Repurchased Principal                                      0.00
                                        Class A2
                                                              Payoffs in Full                                   12,734,774.15
                                                              Partial Principal Prepayments                         11,684.40
                                                              Liquidation Proceeds                                       0.00
                                                              Condemnation Proceeds                                      0.00
                                                              Insurance Proceeds                                         0.00
                                                              Repurchased Principal                                      0.00
                                        Class B1
                                                              Payoffs in Full                                            0.00
                                                              Partial Principal Prepayments                              0.00
                                                              Liquidation Proceeds                                       0.00
                                                              Condemnation Proceeds                                      0.00
                                                              Insurance Proceeds                                         0.00
                                                              Repurchased Principal                                      0.00
                                        Class B2
                                                              Payoffs in Full                                            0.00
                                                              Partial Principal Prepayments                              0.00
                                                              Liquidation Proceeds                                       0.00
                                                              Condemnation Proceeds                                      0.00
                                                              Insurance Proceeds                                         0.00
                                                              Repurchased Principal                                      0.00
                                        Class B3
                                                              Payoffs in Full                                            0.00
                                                              Partial Principal Prepayments                              0.00
                                                              Liquidation Proceeds                                       0.00
                                                              Condemnation Proceeds                                      0.00
                                                              Insurance Proceeds                                         0.00
                                                              Repurchased Principal                                      0.00
                                        Class B4
                                                              Payoffs in Full                                            0.00
                                                              Partial Principal Prepayments                              0.00
                                                              Liquidation Proceeds                                       0.00
                                                              Condemnation Proceeds                                      0.00
                                                              Insurance Proceeds                                         0.00
                                                              Repurchased Principal                                      0.00
                                        Class B5
                                                              Payoffs in Full                                            0.00
                                                              Partial Principal Prepayments                              0.00
                                                              Liquidation Proceeds                                       0.00
                                                              Condemnation Proceeds                                      0.00
                                                              Insurance Proceeds                                         0.00
                                                              Repurchased Principal                                      0.00
                                        Class B6
                                                              Payoffs in Full                                            0.00
                                                              Partial Principal Prepayments                              0.00
                                                              Liquidation Proceeds                                       0.00
                                                              Condemnation Proceeds                                      0.00
                                                              Insurance Proceeds                                         0.00
                                                              Repurchased Principal                                      0.00
Sec. 4.01(f)    Interest Payment
                                        Class A1a
                                                              Accrued and Paid for Current Month                   322,485.58
                                                              Accrued and Paid from Prior Months                         0.00
                                        Class A1b
                                                              Accrued and Paid for Current Month                   597,196.25
                                                              Accrued and Paid from Prior Months                         0.00
                                        Class A1c
                                                              Accrued and Paid for Current Month                 1,976,760.00
                                                              Accrued and Paid from Prior Months                         0.00
                                        Class A1d
                                                              Accrued and Paid for Current Month                   886,242.03
                                                              Accrued and Paid from Prior Months                         0.00
                                        Class A2
                                                              Accrued and Paid for Current Month                   689,898.79
                                                              Accrued and Paid from Prior Months                         0.00
                                        Class X1
                                                              Accrued and Paid for Current Month                 1,564,936.86
                                                              Accrued and Paid from Prior Months                         0.00
                                        Class X2
                                                              Accrued and Paid for Current Month                   134,442.31
                                                              Accrued and Paid from Prior Months                         0.00
                                        Class B1
                                                              Accrued and Paid for Current Month                    56,822.56
                                                              Accrued and Paid from Prior Months                         0.00
                                        Class B2
                                                              Accrued and Paid for Current Month                    34,726.81
                                                              Accrued and Paid from Prior Months                         0.00
                                        Class B3
                                                              Accrued and Paid for Current Month                    25,256.38
                                                              Accrued and Paid from Prior Months                         0.00
                                        Class B4
                                                              Accrued and Paid for Current Month                     6,315.53
                                                              Accrued and Paid from Prior Months                         0.00
                                        Class B5
                                                              Accrued and Paid for Current Month                     6,315.53
                                                              Accrued and Paid from Prior Months                         0.00
                                        Class B6
                                                              Accrued and Paid for Current Month                    12,635.40
                                                              Accrued and Paid from Prior Months                         0.00

Sec. 4.01(g)    Trust Fees
                                        Servicer Fee Paid                                                          229,737.94
                                        Trustee Fee Paid                                                             6,892.14
Sec. 4.01(h)    Monthly Advances
                                        Current Period Advances                                                          0.00
                                        Current Period Reimbursed Advances                                               0.00
                                        Aggregate Unreimbursed Advances                                                  0.00
Sec. 4.01(i)    Administrator Advances
                                        Current Period Advances                                                          0.00
                                        Current Period Reimbursed Advances                                               0.00
                                        Aggregate Unreimbursed Advances                                                  0.00

Sec. 4.01(k)                            Number of Outstanding Mortgage Loans                                            2,239
                                        Balance of Outstanding Mortgage Loans                                1,038,540,355.13

Sec. 4.01(l)        Number and Balance of Delinquent Loans
                     Group Totals
                                                               Principal
                     Period                Number                Balance              Percentage
                    0-30 days                       0                     0.00                  0.00 %
                    31-60 days                      0                     0.00                  0.00 %
                    61-90 days                      0                     0.00                  0.00 %
                    91-120 days                     0                     0.00                  0.00 %
                    121+days                        0                     0.00                  0.00 %
                     Total                          0                     0.00                  0.00 %

Sec. 4.01(l)        Number and Balance of REO Loans
                    Group Totals
                                          Principal
                     Number               Balance                Percentage
                               0                    0.00                  0.00 %
Sec. 4.01(l)        Number and Balance of Loans in Bankruptcy
                    Group Totals
                                          Principal
                     Number               Balance                Percentage
                               0                    0.00                  0.00 %
Sec. 4.01(m)        Number and Balance of Loans in Foreclosure

                    Group Totals
                                          Principal
                     Number               Balance                Percentage
                               0                    0.00                  0.00 %

Sec. 4.01(o)           Aggregate Principal Payment
                                             Scheduled Principal                                    1,211,708.49
                                             Payoffs                                               61,883,362.89
                                             Prepayments                                            1,106,634.31
                                             Liquidation Proceeds                                           0.00
                                             Condemnation Proceeds                                          0.00
                                             Insurance Proceeds                                             0.00
                                             Realized Losses                                                0.00

                                             Realized Losses Group 1                                        0.00
                                             Realized Losses Group 2                                        0.00
                                             Realized Gains                                                 0.00

Sec. 4.01(p)           Aggregate Amount of Mortgage Loans Repurchased                                       0.00

Sec. 4.01(q)           Aggregate Amount of Shortfall Allocated for Current Period
                                             Class A1a                                                      0.00
                                             Class A1b                                                      0.00
                                             Class A1c                                                      0.00
                                             Class A1d                                                      0.00
                                             Class A2                                                       0.00
                                             Class X1                                                       0.00
                                             Class X2                                                       0.00
                                             Class B1                                                       0.00
                                             Class B2                                                       0.00
                                             Class B3                                                       0.00
                                             Class B4                                                       0.00
                                             Class B5                                                       0.00
                                             Class B6                                                       0.00
Sec. 4.01(s) Group I
                       Senior Percentage                                                             97.750000 %
                       Senior Prepayment Percentage                                                 100.000000 %
                       Subordinate Percentage                                                         2.250000 %
                       Subordinate Prepayment Percentage                                              0.000000 %

Sec. 4.01(s) Group II
                       Senior Percentage                                                             97.750000 %
                       Senior Prepayment Percentage                                                 100.000000 %
                       Subordinate Percentage                                                         2.250000 %
                       Subordinate Prepayment Percentage                                              0.000000 %
Aggregate
                       Scheduled Principal                                                          1,211,708.49
                       Unscheduled Principal                                                       62,989,997.20
                       Beginning Balance                                                        1,102,742,060.82
                       Ending Balance                                                           1,038,540,355.13
                       Net Wac                                                                           6.87091
                       Weighted Average Maturity                                                           328.00
Groups
                       Net Wac Group 1                                                                   6.77645
                       Net Wac Group 2                                                                   7.55398

                       Wam Group 1                                                                        326.00
                       Wam Group 2                                                                        337.00

                                                     Copyright 2001 J.P. Morgan Chase & Co. All rights reserved.

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